UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 8, 2016
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-207952	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or organization)		Identification No.)

18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices)

(949) 852-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes to Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On June 8, 2016, the audit committee of the board of directors (the “Audit Committee”) of Steadfast Apartment REIT III, Inc. (the “Company”) approved and authorized the Company to, and the Company did, dismiss PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of PWC on the Company’s financial statements for the period from July 29, 2015 (inception) through December 31, 2015 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from July 29, 2015 (inception) through December 31, 2015, and the subsequent interim period through June 8, 2016, (1) there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with its reports, and (2) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PWC with a copy of the disclosure it is making in this Current Report on Form 8-K prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PWC furnish a letter addressed to the SEC stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of the PWC letter, dated June 9, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm.

On June 8, 2016, the Audit Committee approved and authorized the Company to, and the Company did, engage Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm, effective immediately.

During the period from July 29, 2015 (inception) through December 31, 2015, and the subsequent interim period through June 8, 2016, neither the Company nor anyone on its behalf consulted with Ernst & Young regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit    Description

16.1     Letter from PricewaterhouseCoopers LLP, dated June 9, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Dated: June 10, 2016	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer